

AgFeed Industries, Inc.
(NASDAQ Global Market: FEED)

www.agfeedinc.com

November 2008

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

AGFEED INDUSTRIES, INC

Part 1.

Who is AGFEED

A highly profitable market leader in China's agricultural sector

1 part

- **AgFeed is:**

- **China's largest premix animal feed company (revenues)**
- **China's largest commercial hog producer (annual hog production)**
  Rapid growth through strategic acquisitions of producing hog farms.
  Anticipate sales of 400,000 hogs in 2008 and 650,000 hogs in 2009.

- **A highly profitable US company with primary operations in China**:
- 1,800 staff
- 5 feed manufacturing plants
- 30 commercial hog farms as of October 2008

- **13 years of entrepreneurial success:**
- Founded in 1995 by current management /largest shareholders
- Management currently owns more than 34% of AgFeed:
- A highly experienced management team. All senior management/founders have advanced degrees in business and agricultural science.
- Strong Board of Directors including senior Wall Street executives

AGFEED INDUSTRIES, INC

AgFeed - strong balance sheet, rapid earnings growth

- **Strong balance sheet**
- Completed $41 million financing advised by Deutsche Bank – Feb 2008
- Completed $35.2 million in equity financing at $16 and $19.05 per share in April 2008
- Shareholder's equity: $98.3 million (2Q08), no long term debt

- **Rapid earnings growth**

- 2007 revenue of $36 million, up 321% from 2006
- 2007 net income of $6.7 million, up 467% from 2006
- Q2/2008 revenue of $35.6 million, up 417% from Q2/07
- Q2/2008 adjusted net income* of $8.6 million, up 585% from Q2/2007 unadjusted net income

* Adjusted net income excludes non-cash stocked based charges and amortization on conversion of convertible notes offering. See Exhibit 99.1 to Current Report on Form 8-K filed on August 11, 2008 for a reconciliation to GAAP net income

AGFEED INDUSTRIES, INC

Part 2.

No. 1 in Premix Feed Sales

Market leader in a highly fragmented premix feed market

- **AgFeed is the largest company in China's highly fragmented premix sector**
  - market leader in Shanghai's lactating and gestating sow market
  - largest 20% share in Hainnan's premix market
  - 12% share in Guangxi's premix feed category
  - market leading 3.5% share in Nanchang's premix market

- **Highly fragmented industry:** China's premix feed sector is comprised of over 3,500 mainly "mom-and-pop" competitors[1]
  - most of AgFeed's competitors lack scale, distribution footprint and technical knowledge/expertise and therefore compete on a very local basis
  - significant opportunity to leverage AgFeed's infrastructure to consolidate the sector
  - AgFeed continues to gain market share in its core premix sector to the exclusion of its competitors (Da Bei Nong, Provimi, Fuj Minke and Xinnong). Such competitors focus on lower margin/low tech feed products.

AGFEED INDUSTRIES, INC

1 – China Bureau of Statistics 2005

Premix feed distribution – wholesale channels and retail chain stores

- **Retail distribution through 900 exclusive independently owned chain stores**
  - **complements** core distribution model by expanding product access to smaller backyard hog farmers (individual small backyard hog farms represent approximately 75% of the hog raising industry in China)
  - retail store owners retain full ownership of premix inventory
  - stores receive regular marketing and technical training from AgFeed, exclusively sell AgFeed products
  - different product branding and greater profit margins for AgFeed than sales to larger hog farms


AGFEED 艾格菲·百乐高 连锁

- **More than 650 wholesale channels directly targeting commercial hog farms end users**
- Strong brand loyalty among grass root farming communities – **target 500 million Chinese farmers**
- Strong synergies between feed and hog raising businesses

AGFEED INDUSTRIES, INC

Extensive feed distribution footprint

- **5 manufacturing facilities:** AgFeed's strategically located facilities in Nanchang, Nanning, Hainan, Shandong and Shanghai, provide the opportunity to penetrate the country's main pork producing regions (China's east coast and southwest provinces)
- The Company enjoys the most **expansive distribution footprint** in China's premix market among its competitors
- New outlet expansion through organic growth and strategic acquisitions
- Significant growth opportunities still remain in China's other major hog producing hubs
  - Northern, Southeastern, and East coast regions


Shandong Company
Shanghai Company
Nanchang Company
Guangxi Company
Hainan Company

AGFEED INDUSTRIES, INC

Part 3.

No. 1 in Hog Production

China – the world's most profitable hog producing market

- 600 million slaughtered pigs a year, compared to 100 million in the US
- 1.4 Billion Chinese, 500 million farmers, pork consumption over 85/lbs per person/year
- Highly fragmented hog production market, lacks large scale commercial hog producers
- Migration from the countryside to the cities - hog producers become hog consumers; hog shortage created
- Increasing individual wealth – wealthier consumers demand increased and better quality pork supplies.
- Backyard farms are declining – need rises in commercial farms
- **Tremendous government support: hog production is currently exemption from all taxes, subsidies granted to hog producers**

AGFEED INDUSTRIES, INC

Growth through strategic acquisitions

- **Successful acquisition strategy - 30 commercial hog farm acquisitions (through October 2008)**
- Average hog farm size: 20,000 annual hog production

- **Synergic benefits from premix feed sales and hog production**
- Feed sales to over 660 commercial hog producers, representing approximately 10 million hogs in annual production
- 13 years of feed sales have built long standing trust with hog farm owners
- Acquisitions of existing, producing commercial hog farms have been immediately accretive to earnings
- centralized raw material purchases, centralized disease control measures, centralized accounting/internal control create greater operating efficiency and higher profit margins

AGFEED INDUSTRIES, INC

AgFeed feed plants and hog farm locations


Mongolia
Xinjiang
Inner Mongolia
Beijing
Hebei
Shanxi
Ningxia
Shandong
Qinghai
Gansu
Henan
Tibet
Anhui
Shanghai
Hubei
Sichuan
Hunan
Guizhou
Yunnan
Taiwan
Hainan
Jilin

Major grain producing regions

530,000,000 people 38% of China's population

315,000,000 hogs 48% of China's hogs

▲ -AgFeed hog farm locations. Agfeed has feed production plants in the same regions

-As of October 2008, AgFeed has a total of 30 hog farms and 5 feed manufacturing sites

AGFEED INDUSTRIES, INC

AgFeed hog farm locations

3 part



Sinkiang Uigur Municipality
Sitsang Municipality
Talimu River
Vulumuqi
Lasa
Xining
Lanzhou
Yinchuan
Huhehoote
Beijing
Tianjin
Dalian
Taiyuan
Shijiazhuang
Jinan
Zhengzhou
Xian
Chengdu
Chongqing
Wuhan
Hefei
Nanjing
Shanghai
Changsha
Guiyang
Kunming
Nanning
Guangzhou
Hongkong
Macao
Zhanjiang
Haikou
Fuzhou
Taibei
Tongliao
Shenyang
Changchun
Haorbin
Jiamusi
Shanghai Weisheng Hog Raising Co.,Ltd.
Shanghai Fengxian Hog Farm
Shanghai Tuanxi Hog Farm
Shanghai Senrong Hog Farm
LuShan Breeder Pig Farm Co.,Ltd.
Zhejiang Pinghu Yongxin Hog Farm
Wannian Xiandai Animal Husbandry Co., Ltd.
Gang Feng Animal Husbandry Co., Ltd.
Jiangxi Huyun Livestock Co., Ltd
Yichun Tianpeng Domestic Livestock Farm, Ltd.
Jiangxi Zhiliang Hog Farm
Ganzhou Green Animal Husbandry Develop. Co., Ltd.
Fujian Fengxiang Agribusiness Co., Ltd.
Fujian Jianhua Hog Farm
Fujian Jianxi Breeder Hog Farm Co., Ltd.
Nanping Kangda Animal Husbandry Co., Ltd.
Fujian Xiamen Muxin Hog Farm
Xiamen Yuanshengtai Food Co., Ltd.
Guangxi Guilin Fuzhi Hog Farm
Guangxi Xingye Guihong Hog Farm
Guangxi Guigang Gangda Hog Farm
Guangxi Nanning Wanghua Hog Farm
Guangdong Lianjiang Xinfa Hog Farm
Hainan Haikou Meilan Hog Farm
Hainan Haikou Wohao Hog Farm
Fujian Mingkang Hog Farm
Guangxi Guigang Gangxuan Hog Farm
Guangxi LinXing Hog Farm









China's hog/pork distribution value chain


HOG BREEDERS
(High Profit Margins)
AGFEED
Tax Exempt
HOG PRODUCERS
(High Profit Margins)
AGFEED
Tax Exempt
WHOLESALE LIVE HOG BUYERS
Buy hogs from AGFEED paying cash
SLAUGHTER HOUSES,MEAT PACKERS
(Low Profit Margins)
DISTRIBUTION
1)FARMERS MARKETS
Considered FRESH MEAT
(represents over 90% of total pork sales in China)
2) PACKAGED MEAT
Considered LESS FRESH
(frozen or chilled pork - not preferred meat)
CONSUMERS
(The vast majority of Chinese buy daily slaughtered fresh hog meat every day)






分割肉大会



Part 4.

Competitive Advantages

AGFEED INDUSTRIES, INC

AgFeed's unique integrated advantages – Premix feed and hog production

- 13 years of successful feed business provides AgFeed with market intelligence on potential hog farm acquisition targets
- Nutrition expertise allows AgFeed to formulate products that meet animal needs at various phases of production and efficiently produce weight. Feed makes up 62% to 67% of the cost of raising an animal
- Developing a larger commercial system allows AgFeed to hire veterinarians, technical service people and bring best practices to production
- Acquiring / Partnering with on-going farms and constructing new breeder hog farms and large-scale meat hog farms

AgFeed's swine genetics benefits

	Current Operations	With Genetics Program	Change/Benefits
Selling Price (238lb. Hog)	$200	$200	*no change*
Feed to Meat Conversions Ratio	3.4	3.05	*0.35lb.of feed less to produce 1lb. of meat*
Pigs Marketed Per Sow	17.17	20	*additional 2.83 pigs per sow/year*
Feed Cost Per Hog	$131.49	$117.95	*$13.53 lower feed costs per hog*

AgFeed is currently reviewing a genetics program that can potentially significantly improve hog productivity and profitability through:

- Higher number of piglets born per sow
- Lower feed costs due to improved feed to meat conversion ratios (better hog types grow faster while consume less feed)
- Higher operating margins

Benefits of a Genetics Program Per Year	Per 1,000 Sows	Per 50,000 Sows
Additional Pigs Sold	2,830	141,500
Additional Revenues	$566,000	$28,300,000
Additional Feed Costs	$101,406	$5,070,292
Additional Operating Income	**$464,594**	**$23,229,708**

AGFEED INDUSTRIES, INC

AgFeed - Strong balance sheet

Balance Sheet As of June 30, 2008 (US$)

Assets		Liabilities and Stockholder's Equity	
Current Assets:		**Current Liabilities:**	
Cash and cash equivalents	**31,267,717**	Accounts payable	3,644,225
Net Accounts Receivable	8,322,615	Other payables	3,972,003
Advances to suppliers	1,206,924	Short term loans	0
Other receivable	688,185	Acquisitions payable	12,630,425
Due from former stockholders	320,799	Other	1,283,685
Inventory	17,834,531		
Prepaid expense	818,299	**Total Current Liabilities**	21,530,338
Debt issue costs	423,808		
Other current assets	491,144	Net Convertible Notes	4,302,638
Total Current Assets	**61,374,022**	**Total Liabilities**	25,832,976
Property and Equipment	17,526,028	Minority Interest	1,354,069
Construction-in-Process	4,272,102	**Stockholder's Equity:**	**98,253,724**
Intangibles	40,639,331		
Other assets	1,629,286	**Total Liabilities and Stockholder's Equity**	**125,440,769**
Total Assets	125,440,769		

Strong management team

Name	Title	Officer since	Previous/relevant experience
Songyan Li, PhD	Founder & Chairman of the Board	2004	**Former CTO of Peter Hand,** a Provimi Subsidiary (Provimi is a leading French animal feed company with €1.9bn in sales); PhD in Animal Nutrition from Nanjing Agricultural University
Junhong Xiong, MBA	Founder, CEO & Vice Chairman	1995	Former head of marketing at Guangzhou Huashi Animal Nutritionals Company and has a B.S. in Animal Husbandry from Jiangxi Agricultural University, 2 year experience as a vet at a major hog farm
Liangfan Yan, CPA	CFO	2006	**Former Financial Controller of Hope-Welcome, China's largest feed company**
Gerry Daignault	Chief Operating Officer	2008	**Former CFO of PIC America, the largest breeder hog company in the US.** Former Finance Director of Purina Mills, the largest feed company in the US. US hog industry expert
Zhengru Xiong, MBA	Founder, Vice President – Hog Farm Operations	1995	**The current Chairman of Jiangxi Province Hog Farm Association; hog raising expert**

Strong board and corporate governance

Name	Title	Director since	Previous/relevant experience
Songyan Li, PhD	Chairman of the Board	2004	**Former CTO of Peter Hand**, a Provimi Subsidiary (Provimi is a leading French animal feed company with €1.9bn in sales); PhD in Animal Nutrition
Robert Rittereiser	Chairman of Advisory Board	2007	**Former CFO of Merrill Lynch**, former CEO of E.F.Hutton, and former Chairman of Gruntal Financial
Junhong Xiong, MBA	Vice Chairman & CEO	1995	**Former head of marketing of one of China's largest animal feed companies**. B.S. in Animal Husbandry, 2 years of experience as a **vet at a major hog farm**
Arnold Staloff	Independent Board Member, Chairman of the Audit Committee and Chairman of Compensation Committee	2007	40 years of capital market experience as industry senior executive. **Former President and CEO of The Commodity Exchange ("COMEX");** former Chairman of SFB Market Systems, Inc., a firm that manages all options symbols within the United States.
Fredric Rittereiser	Independent Board Member, Chairman of the Nominating Committee	2007	40 years of capital markets experience as senior executives at numerous Wall Street firms. **Former President of Instinet Corporation**, the word's largest electronic securities trading firm; former President of **Troster Singer**, a Wall Street firm
Lixiang Zhang, PhD	Independent Board Member	2007	Dean of the Agricultural Dept at People's University, Beijing, renowned Chinese management consultant and agriculture industry expert
Edward McMillan	M&A Advisor	2008	**Former CEO of Purina Mills**, the largest animal nutritional products company in the US. Former Chairman, US Feed Industry Association